Exhibit 13.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

In connection with the annual report on Form 20-F of International General Insurance Holdings Ltd. (the “Company”) for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2020

By:	/s/ Pervez Rizvi
Name: Pervez Rizvi
Title: Chief Financial Officer (principal financial officer)